Exhibit 10.4

PLEDGE AGREEMENT

SHARE PLEDGE AGREEMENT ("Agreement") dated as of July 21, 2008, by MediaInv, Ltd., and Kerry Propper (each a "Pledgor" and, collectively, the "Pledgors"), in favor of THE PERSONS AND ENTITIES LISTED ON THE SCHEDULE OF INVESTORS attached hereto as **Schedule I** (each an "Investor", and collectively, the "Investors"), which **Schedule I** may be amended from time to time to include all Investors who enter into the Purchase Agreement (defined below).

RECITALS

A. Pursuant to the Purchase Agreement dated as of July 21, 2008, by and among China Networks Media, Ltd., a British Virgin Islands company ("Company") and Investors (including all annexes, exhibits and schedules thereto, and as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Purchase Agreement"), Investors have agreed to purchase from Company the Units (as defined in the Purchase Agreement).

B. Each Pledgor is the record and beneficial owner of the Stock of Company listed as owned by him on **Schedule II** attached hereto and, accordingly, will derive direct and indirect economic benefits as a result of the purchase of the Units by Investors under the Purchase Agreement.

C. In order to induce Investors to purchase the Units pursuant to the terms of the Purchase Agreement, Pledgors have agreed to pledge the Pledged Collateral (as defined below) to Investors. These recitals shall be construed as part of this Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgor and Investors agree as follows:

1. Definitions. Unless otherwise defined herein, capitalized terms or matters of construction defined or established in the Notes shall be applied herein as defined or established therein, and the following terms shall have (unless otherwise provided elsewhere in this Agreement) the following respective meanings (such meanings being equally applicable to both the singular and plural forms of the terms defined):

"Governmental Authority" means any nation or government, any state or other political subdivision thereof, and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

"Pledged Collateral" has the meaning assigned to it in **Section 2** below.

"Pledged Stock" means those shares of or interests in Stock listed in **Schedule II** attached hereto.

"Secured Obligations" has the meaning assigned to it in **Section 3** below.

"Stock" means all shares, options, warrants, general or limited partnership interests, membership interests, or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity whether voting or nonvoting, including common stock, preferred stock or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934).

2. Pledge. Pledgors hereby pledge to Investors and grants to Investors a first priority Lien on the Pledged Stock owned by each Pledgor and the certificates, if any, representing such Pledged Stock and all dividends, distributions, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Stock (collectively, the "Pledged Collateral").

3. Security for Obligations. This Agreement secures, and the Pledged Collateral is security for, the prompt payment in full when due, whether at stated maturity, by acceleration or otherwise, and performance of the Obligations, including all obligations of Pledgor now or hereafter existing under this Agreement, together with all fees, costs and expenses of enforcement of this Agreement whether in connection with collection actions hereunder or otherwise (collectively, the "Secured Obligations").

4. Non-Recourse Nature of Guaranty and Pledge. In consideration of the purchase of the Notes by Investors, and for other valuable consideration, the receipt and adequacy of which Pledgor hereby acknowledge, Pledgors hereby unconditionally and irrevocably guarantee to Investors the prompt payment (whether at stated maturity, by acceleration or otherwise) and performance of the Obligations. Notwithstanding the generality of the foregoing or any contrary term or provision contained herein, it is understood and agreed that Investors' sole recourse hereunder against Pledgor shall be limited to the Pledged Collateral, and Pledgor shall not have any personal liability hereunder in the event that the Pledged Collateral proves to be insufficient to satisfy the Secured Obligations.

5. Delivery of Pledged Collateral. All certificates, if any, evidencing the Pledged Collateral shall be delivered to and held by or on behalf of Investors pursuant hereto. All Pledged Stock, if certificated, shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Investors.

6. Representations and Warranties. Each Pledgor represents and warrants to Investors

that:

(a) Such Pledgor's principal residence is set forth in **Schedule IV** attached hereto;

(b) Such Pledgor is, and at the time of pledge of the Pledged Stock owned by it to Investors will be, the sole holder of record and the sole beneficial owner of such Pledged Collateral free and clear of any Lien thereon or affecting title thereto, except for any Lien created by this Agreement or the other Transaction Documents;

(c) Such Pledgor has the right and requisite authority to pledge, assign, transfer, deliver, deposit and set over the Pledged Collateral pledged by such Pledgor to Investors as provided herein;

(d) none of the Pledged Stock owned or held by Pledgor has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject;

(e) (i) Such Pledgor is the sole owner of the Pledged Stock pledged by it hereunder and such Pledged Stock, if certificated, is presently represented by the certificates listed in **Schedule II** attached hereto, and (ii) as of the date hereof, there are no existing options, warrants, calls or commitments of any character whatsoever relating to the Pledged Stock pledged by Pledgor hereunder;

(f) no consent, approval, authorization or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the pledge by such Pledgor of the Pledged Collateral owned or held by it pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Pledgor, or (ii) for the exercise by Investors of the voting or other rights provided for in this Agreement or the remedies in respect of such Pledged Collateral pursuant to this Agreement, except as already obtained or to be obtained upon closing or as may be required in connection with such disposition by laws affecting the offering and sale of securities generally;

(g) the pledge, assignment and delivery of the Pledged Collateral owned or held by Pledgor pursuant to this Agreement will create a valid first priority Lien in favor of Investors upon such Pledged Collateral and the proceeds thereof securing the payment of the Secured Obligations, subject to no other Lien; and

(h) this Agreement has been duly authorized, executed and delivered by Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable against Pledgor in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency and other similar laws and equitable principals affecting creditors' rights generally.

(i) The Pledged Stock collectively represents not less than 50.1% of the outstanding Stock and rights to receive or acquire Stock of the Company immediately preceding the Closing under the Purchase Agreement.

The representations and warranties set forth in this **Section 6** shall survive the execution and delivery of this Agreement.

7. Covenants. Each Pledgor covenants and agrees that, without the prior written consent of a Majority in Interest of Investors:

(a) Such Pledgor will not sell, assign, transfer, pledge, or otherwise encumber any of its rights in or to any Pledged Collateral owned or held by it, or any unpaid dividends or other distributions or payments with respect to such Pledged Collateral, or grant a Lien on such Pledged Collateral;

(b) subject to **Section 4** above, such Pledgor: (i) will, at its reasonable expense, promptly execute, acknowledge and deliver all such instruments and documents and all such property evidencing the Pledged Collateral and take all such actions as Investors from time to time may request in order to ensure to Investors the benefits of the Liens intended to be created by this Agreement upon the Pledged Collateral owned or held by it; and (ii) will cooperate with Investors in obtaining all necessary approvals and making all necessary filings under applicable laws in connection with such Liens or, following an Event of Default, any sale or transfer of such Pledged Collateral;

(c) Pledgor has and will defend title to the Pledged Collateral owned or held by it and the Liens of Investors on such Pledged Collateral against the claim of any Person and will maintain and preserve such Liens; and

(d) Pledgor will, upon obtaining ownership of any additional Stock of Company that does not already constitute Pledged Collateral hereunder, promptly (and in any event within three business days after it acquires any such additional Stock) deliver to Investors a Pledge Amendment, duly executed by Pledgor, in substantially the form of **Schedule III** attached hereto (each, a "Pledge Amendment"), in respect of any such additional Stock, pursuant to which Pledgor shall pledge to Investors all of such additional Stock, and Pledgor hereby authorizes Investors to attach each such Pledge Amendment to this Agreement and agrees that all Pledged Stock listed in any such Pledge Amendment delivered to Investors shall for all purposes hereunder be considered Pledged Collateral.

8. Pledgor's Rights. So long as no Event of Default shall have occurred and be continuing:

(a) Pledgor shall have the right, from time to time, to vote and give consents with respect to the Pledged Collateral or any part thereof pledged by it hereunder for all purposes not inconsistent with the provisions of this Agreement, the Purchase Agreement or any other Transaction Document; provided, that no vote shall be cast, and no consent shall be given or action taken, that would have the effect of impairing the position or interest of Investors in respect of such Pledged Collateral or that would authorize, effect or consent to (unless and to the extent expressly permitted by the Purchase Agreement, the Notes or as contemplated by the Agreement and Plan of Merger with Alyst Acquisition Corporation):

(b) the dissolution or liquidation, in whole or in part, of Company;

(c) the consolidation or merger of Company with any other Person;

(d) the sale, disposition or encumbrance of all or substantially all of the assets of Company, except for Liens in favor of Investors and any other Permitted Liens;

(e) any change in the authorized number of shares of, the amount of interest in, or the stated capital or the authorized share capital of, Company or the issuance of any additional shares of or interests in its Stock; or

(f) the alteration of the voting rights with respect to the Stock of Company.

(g) Pledgor shall be entitled, from time to time, to collect and receive for its own use all cash dividends and other distributions paid in respect of the Pledged Stock pledged by it hereunder to the extent not in violation of the Purchase Agreement, except for any and all: (i) dividends and other distributions paid or payable other than in cash in respect of any such Pledged Collateral and other property received, receivable or otherwise distributed in respect of, or in exchange for, any such Pledged Collateral; (ii) dividends and other distributions paid or payable in cash in respect of any such Pledged Stock in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in capital of Company; and (iii) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any such Pledged Collateral; provided, that until actually paid all rights to such distributions shall remain subject to the Lien in favor of Investors created by this Agreement and the other Transaction Documents.

(h) All dividends and other distributions in respect of any of the Pledged Stock (other than such cash dividends and other distributions as are permitted to be paid to Pledgor in accordance with **Section 8(b)** above, which dividends and distributions shall be free of any Lien in favor of Investors thereon upon receipt thereof by Pledgor), whenever paid or made, shall be delivered to Investors to hold as Pledged Collateral and shall, if received by Pledgor, be received in trust for the benefit of Investors, be segregated from the other property or funds of Pledgor, and be forthwith delivered to Investors as Pledged Collateral in the same form as so received (with any necessary endorsements).

9. Defaults and Remedies; Proxy.

(a) Upon the occurrence and during the continuation of an Event of Default, Investors (personally or through an agent) are hereby authorized and empowered to transfer and register in their name or in the name of their nominee the whole or any part of the Pledged Collateral pledged by Pledgor hereunder, to exchange certificates, if any, representing or evidencing such Pledged Collateral for certificates of smaller or larger denominations, to exercise the voting and all other rights as a holder with respect to the Pledged Collateral, to collect and receive all cash dividends and other distributions made on the Pledged Collateral, to sell in one or more sales after ten days' notice of the time and place of any public sale or of the time at which a private sale is to take place (which notice Pledgor agrees is commercially reasonable) the whole or any part of such Pledged Collateral and to otherwise act with respect to such Pledged Collateral as though Investors were the outright owner thereof. Any sale shall be made at a public or private sale at any place to be named in the notice of sale, either for cash or upon credit or for future delivery at such price as Investors may deem fair, and Investors may be the purchaser of the whole or any part of such Pledged Collateral so sold and hold the same thereafter in its own right free from any claim of Pledgor or any right of redemption. Each such sale shall be made to the highest bidder, but Investors, in the exercise of commercially reasonabl judgment, reserve the right to reject any and all bids at such sale that, in its discretion, it shall deem inadequate. Demands of performance, except as otherwise herein specifically provided for, notices of sale, advertisements and the presence of property at sale are hereby waived and any sale hereunder may be conducted by an auctioneer or any officer or agent of Investors. Investors may exercise their rights to each component of the Pledged Collateral in any sequence without regard to the identity of the Pledgor of such Pledged Collateral and are not required to accord any Pledgor equal treatment with any other Pledgor. EFFECTIVE UPON THE OCCURRENCE AND DURING THE CONTINUATION OF AN EVENT OF DEFAULT, PLEDGOR HEREBY

IRREVOCABLY CONSTITUTES AND APPOINTS **COLLATERAL AGENT** AS THE PROXY AND ATTORNEY-IN-FACT OF PLEDGOR WITH RESPECT TO THE PLEDGED COLLATERAL PLEDGED BY PLEDGOR HEREUNDER, INCLUDING THE RIGHT TO VOTE THE PLEDGED STOCK OF PLEDGOR, WITH FULL POWER OF SUBSTITUTION TO DO SO. THE APPOINTMENT OF **COLLATERAL AGENT** AS PROXY AND ATTORNEYIN-FACT IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL EARLIER OF THE DATE UPON WHICH THE OBLIGATIONS HAVE BEEN COMPLETELY DISCHARGED OR THE EFFECTIVENESS OF THE REGISTRATION STATEMENT REFERRED TO IN THE REGISTRATION RIGHTS AGREEMENT APPEARING AS **EXHIBIT D** TO THE PURCHASE AGREEMENT (THE "TERMINATION DATE"). IN ADDITION TO THE RIGHT TO VOTE THE PLEDGED STOCK OF PLEDGOR, THE APPOINTMENT OF **COLLATERAL AGENT** AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF SUCH PLEDGED STOCK WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF STOCKHOLDERS, CALLING SPECIAL MEETINGS OF STOCKHOLDERS AND VOTING AT SUCH MEETINGS). SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF SUCH PLEDGED STOCK ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF SUCH PLEDGED STOCK OR ANY OFFICER OR AGENT THEREOF), UPON THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT. NOTWITHSTANDING THE FOREGOING, **COLLATERAL AGENT** SHALL NOT HAVE ANY DUTY TO EXERCISE ANY SUCH RIGHT OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO.

(b) If, at the original time or times appointed for the sale of the whole or any part of the Pledged Collateral pledged by PledgorS hereunder, (i) the highest bid, if there is but one sale, shall be inadequate to discharge in full all the Secured Obligations, or (ii) such Pledged Collateral is offered for sale in lots, the highest bid for the lot offered for sale at any of such sales would indicate to Investors, in their commercially reasonable discretion, that the proceeds of the sales of the whole of such Pledged Collateral would be unlikely to be sufficient to discharge all the Secured Obligations, then Investors may, on one or more occasions and in their discretion, postpone any of said sales by public announcement at the time of sale or the time of previous postponement of sale, and no other notice of such postponement or postponements of sale need be given, any other notice being hereby waived; provided, that any sale or sales made after such postponement shall be after ten days' notice to Pledgor.

(c) Pledgors recognize that Investors may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof. Pledgors also acknowledge that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private. Investors shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit Company to register such securities for public sale under the Act, or under applicable securities laws, even if Pledgors and Company would agree to do so.

(d) Pledgors agree to the maximum extent permitted by applicable law that following the occurrence and during the continuance of an Event of Default it will not at any time plead, claim or take the benefit of any appraisal, valuation, stay, extension, moratorium or redemption law now or hereafter in force in order to prevent or delay the enforcement of this Agreement, or the absolute sale of the whole or any part of the Pledged Collateral or the possession thereof by any purchaser at any sale hereunder, and Pledgor waives the benefit of all such laws to the extent it lawfully may do so. Pledgor agrees that it will not interfere with any right, power or remedy of Investors provided for in this Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by Investors of any one or more of such rights, powers or remedies. No failure or delay on the part of Investors to exercise any such right, power or remedy and no notice or demand that may be given to or made upon Pledgor by Investors with respect to any such remedies shall operate as a waiver thereof, or limit or impair Investors' right to take any action or to exercise any power or remedy hereunder, without notice or demand, or prejudice its rights as against Pledgor in any respect.

(e) Pledgors further agree that a breach of any of the covenants contained in this **Section 9** will cause irreparable injury to Investors, that Investors shall have no adequate remedy at law in respect of such breach and, as a consequence, agrees that each and every covenant contained in this **Section 9** shall be specifically enforceable against Pledgors, and Pledgors hereby waive and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that the Secured Obligations are not then due and payable in accordance with the agreements and instruments governing and evidencing the Secured Obligations.

10. Waiver. No delay on Investors' part in exercising any power of sale, Lien, option or other right hereunder, and no notice or demand that may be given to or made upon any Pledgor by Investors with respect to any power of sale, Lien, option or other right hereunder, shall constitute a waiver thereof, or limit or impair Investors' right to take any action or to exercise any power of sale, Lien, option, or any other right hereunder, without notice or demand, or prejudice Investors' rights as against Pledgor in any respect. Pledgors hereby waive notice of acceptance of this Agreement, presentment, demand, protest and notice of dishonor of any and all of the Secured Obligations, and any delay by Investors in commencing suit against any party hereto or Person liable hereon, and in giving any notice to or of making any claim or demand hereunder upon Pledgor. No act or omission of any kind on Investors' part shall in any event affect or impair this Agreement.

11. Termination. Immediately following the Termination Date, Investors shall deliver to each Pledgor the Pledged Collateral pledged by such Pledgor at the time subject to this Agreement and all instruments of assignment executed in connection therewith, free and clear of the Liens created in favor of Investors under this Agreement and the other Transaction Documents and, except as otherwise provided herein, all of Pledgor's obligations hereunder shall at such time terminate.

12. Lien Absolute. All rights of Investors hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of:

(a) any lack of validity or enforceability of the Purchase Agreement, any other Transaction Document or any other agreement or instrument governing or evidencing any Secured Obligations;

(b) any change in the time, manner or place of payment of, or in any other term of, all or any part of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Purchase Agreement, any other Transaction Document or any other agreement or instrument governing or evidencing any Secured Obligations;

(c) any release or amendment or waiver of, or consent to departure from any guaranty for, all or any of the Secured Obligations;

(d) the insolvency of Pledgor; or

(e) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Pledgor.

13. Release. Pledgors consent and agree that Investors may, at any time or from time to time, in their discretion:

(a) renew, extend or change the time of payment of, or the manner, place or terms of payment of, all or any part of the Obligations; and

(b) exchange, release or surrender all or any of the Pledged Collateral, or any part thereof that is now or may hereafter be held by Investors in connection with all or any of the Obligations, all in such manner and upon such terms as Investors may deem proper, and without notice to or further assent from any Pledgor, it being hereby agreed that Pledgors shall be and remain bound by this Agreement irrespective of the value or condition of any of the Pledged Collateral and notwithstanding any such change, exchange, settlement, compromise, surrender, release, renewal or extension, and notwithstanding also that the Obligations may, at any time, exceed the aggregate principal amount thereof set forth in the Note Purchase Agreement or any other agreement governing any Secured Obligations.

14. Suretyship Waivers. In addition to any other waivers contained herein, Pledgor waive, agree and acknowledge as follows and waives any defense based upon or arising from the following:

(a) The obligations of Pledgors hereunder are the immediate, direct, primary and absolute liabilities of Pledgors, and are independent of, and not co-extensive with, the Obligations or the obligations of any other Person. Pledgors expressly waive any right they may have now or in the future to direct or affect the manner or timing of Investors' enforcement of its rights or remedies hereunder or under the other Transaction Documents. Pledgors expressly waive any right they may have now or in the future to require Investors to, and Investors shall not have any liability to, first pursue or enforce its rights and remedies against Company, any other guarantor of the Obligations, any of the properties or assets of Company or such other guarantor, or any other security, guaranty or pledge that may now or hereafter be held by Investors for the Secured Obligations, or to apply such security, guaranty, or pledge to the Secured Obligations. Pledgors shall remain liable for their obligations hereunder, notwithstanding any judgment Investors may obtain against Company, any other guarantor of the

Obligations, or any other Person, or any modification, extension or renewal with respect thereto. Investors shall not be under any liability or obligation to marshal any assets in favor of Pledgors or in payment of any or all of the Secured Obligations, all of which are hereby expressly waived.

(b) Each Pledgor has entered into this Agreement based solely upon its independent knowledge of the financial condition of Company, and such Pledgor assumes full responsibility for obtaining any further information with respect to Company or the conduct of its business. Each Pledgor represents that it is now, and during the term of this Agreement will be, responsible for ascertaining the financial condition of Company. Each Pledgor hereby waives any duty on the part of Investors to disclose to such Pledgor, and agrees that it is not relying upon or expecting Investors to disclose to it, any fact known or hereafter known by Investors relating to the operation or condition of Company or its business or relating to the existence, liability, or financial condition of any other guarantor of the Obligations. Each Pledgor knowingly accepts the full range of risk encompassed in a contract of pledge, which risk includes the possibility that Company may incur Obligations after Company's financial condition or ability to pay debts as they mature has deteriorated.

(c) Except as specifically provided in this Agreement or applicable law, each Pledgor waives, to the fullest extent permitted by applicable law: (i) notice of the acceptance by Investors of this Agreement; (ii) notice of the existence, creation, payment, nonpayment, performance or nonperformance of all or any part of the Secured Obligations; (iii) presentment, demand and protest and notice of presentment, dishonor, intent to accelerate, acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all of the Transaction Documents, notes, commercial paper, accounts, contract rights, documents, instruments, chattel paper and guaranties at any time held by Investors on which Pledgor may be liable in any way, and hereby ratifies and confirms whatever Investors may do in this regard; (iv) all rights to notice and a hearing prior to Investors' taking possession or control of, or to Investors' replevy, attachment or levy upon, the Pledged Collateral or any bond or security that might be required by any court prior to allowing Investors to exercise any of their remedies; (v) all rights to receive notices from Investors with respect to, or otherwise sent to, Pledgor or any guarantor; (vi) the benefit of any law purporting to reduce Pledgor's obligation in proportion to the principal obligation hereby secured; (vii) notice of any extension, modification, renewal, or amendment of any of the terms of any Transaction Documents; (viii) notice of the occurrence of any Event of Default; and (ix) notice of any exercise or non-exercise by Investors of any right, power, or remedy with respect to the Secured Obligations or the Pledged Collateral.

(d) If Investors, under applicable law, may proceed to realize their benefits under any Transaction Document providing for a Lien upon any Pledged Collateral, either by judicial foreclosure or by nonjudicial sale or enforcement, then Investors, at their sole option, may determine which of their remedies or rights they may pursue without affecting any of their rights and remedies under this Agreement.

(e) Pledgors represent that the Secured Obligations are and shall be incurred by Company and Pledgors for business and commercial purposes only. Any claim of Investors against Pledgors arising out of this Agreement arises out of the conduct by Pledgors of their respective trade, business, or profession. Pledgors undertake all the risks encompassed in the Transaction Documents as they may be now or are hereafter agreed upon by Investors and Company. Prior to the Termination Date, Investors, in such manner and upon such terms and

at such times as they deem best, and with or without notice to Pledgors, may release, add, subordinate or substitute security for the Secured Obligations.

(f) A separate action or actions may be brought and prosecuted against Pledgor whether or not an action is brought against Company, or whether Company is joined in any such action or actions.

15. Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Pledgor or Company for liquidation or reorganization, should Pledgor or Company become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Pledgor's or Company's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference," "fraudulent transfer," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

16. Miscellaneous.

(a) Investors may execute any of their duties hereunder by or through agents or employees and shall be entitled to advice of counsel concerning all matters pertaining to their duties hereunder.

(b) Subject to **Section 4** above, Pledgor hereby acknowledges and agrees to promptly reimburse Investors for all actual out-of-pocket expenses, including reasonable counsel fees, incurred by Investors in connection with the administration and enforcement of this Agreement, but only to the extent not reimbursed by Company in accordance with the terms of the Transaction Documents.

(c) Neither Investors nor any of their respective officers, directors, employees, agents or counsel shall be liable for any action lawfully taken or omitted to be taken by them hereunder or in connection herewith, except for their own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

(d) THIS AGREEMENT SHALL BE BINDING UPON PLEDGOR, COMPANY AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS (INCLUDING A TRUSTEE OR DEBTOR-IN-POSSESSION ON BEHALF OF PLEDGOR OR COMPANY), AND SHALL INURE TO THE BENEFIT OF, AND BE ENFORCEABLE BY, INVESTORS AND THEIR SUCCESSORS AND ASSIGNS, AND NONE OF THE TERMS OR PROVISIONS OF THIS AGREEMENT MAY BE WAIVED, ALTERED, MODIFIED OR AMENDED EXCEPT IN WRITING DULY SIGNED FOR AND ON BEHALF OF INVESTORS, PLEDGOR AND COMPANY.

17. Governing Law; Jurisdiction; Venue. This Agreement and all acts and transactions hereunder and all rights and obligations of Pledgor, Investors and Company shall be governed by the internal laws (and not the conflict of laws rules) of the British Virgin Islands.

Each of Pledgor and Company (i) agrees that all actions and proceedings relating directly or indirectly to this Agreement shall, at the Investors' option, be litigated in courts located within the British Virgin Islands; (ii) consents to the jurisdiction and venue of any such court and consents to service of process in any such action or proceeding by personal delivery or any other method permitted by law; and (iii) waives any and all rights it may have to object to the jurisdiction of any such court, or to transfer or change the venue of any such action or proceeding.

18. Severability. If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect those portions of this Agreement that are valid.

19. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (a) personally served, (b) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (c) delivered by a reputable overnight courier service with charges prepaid, or (d) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours), or the first business day following such delivery (if delivered other than on a business day during normal business hours), (ii) on the first business day following the date deposited with an overnight courier service with charges prepaid, or (iii) on the fifth business day following the date of mailing pursuant to subpart (b) above, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

(i) if to an Investor, at such Investor's address or facsimile number set forth in the Schedule of Investors attached as **Schedule I**, or at such other address as such Investor shall have furnished Company in writing.

With a copy to:

Grushko & Mittman, P.C.
551 Fifth Avenue, Suite 1601
New York, NY 10176
Attn: Edward M. Grushko, Esq.
Telephone No.: (212) 697-9500
Facsimile No.: (212) 697-3575

(ii) if to the Pledgor, at: the addresses set forth on **Schedule II**:

With a copy to:

Loeb & Loeb LLP
345 Park Avenue
New York, New York 10154
Attn: Mitchell S. Nussbaum, Esq.

Telephone No.: 212-407-4159
Facsimile No.: 212-407-4990

(iii) If to Collateral Agent, to:

Collateral Agents, LLC
111 West 57th Street, Suite 1416
New York, NY 10019
Attn: General Counsel
Fax: (212) 245-9101

or at such other address or facsimile number as such party shall have furnished to the other parties in writing. All such notices and communications shall be effective (i) when sent by Federal Express or other overnight service of recognized standing, on the business day following the deposit with such service; (i) when mailed, by international air mail postage prepaid and addressed as aforesaid, upon receipt; (iii) when delivered by hand, upon delivery; and (iv) when faxed, upon confirmation of receipt.

20. Section Titles. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

21. Counterparts. This Agreement may be executed in any number of counterparts, which shall, collectively and separately, constitute one agreement. Delivery of an executed counterpart of a signature page hereto by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

22. Grant of Authority. All of the rights of the Investors under this Pledge Agreement may be exercised on behalf of the Investors pursuant to the Collateral Agent Agreement entered into among the Investors and Collateral Agents, LLC as Collateral Agent thereunder.

IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed as of the date first written above.

"Pledgor"
MEDIAINV, LTD.

____

"Pledgor"
KERRY PROPPER

____

IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed as of the date first written above.

"Pledgor"
MEDIAINV, LTD.

____

"Pledgor"
KERRY PROPPER

____

<u>OMNIBUS INVESTOR SIGNATURE PAGE TO
PLEDGE AGREEMENT</u>

The undersigned, in its capacity as an Investor, hereby executes and delivers the Pledge Agreement to which this signature page is attached and agrees to be bound by the Pledge Agreement on the date set forth on the first page of the Pledge Agreement. This counterpart signature page, together with all counterparts of the Pledge Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Pledge Agreement.

SOUTH FERRY #2 LP
[Print Name of Investor]

Amount Invested: $5,050,000

[Signature]

Note Principal: $5,048,232.50

Name: Morris wolfson
Title: Portfolio Manager

Class A Preferred Shares: 176,750

Address:
One State Street Plaza, 29th Floor
New York, NY 10004
Fax No.:**(212) 363-8459**
Email: **loria1@012.net.il**
Taxpayer ID# (if applicable): **13-360-4443**

OMNIBUS INVESTOR SIGNATURE PAGE TO
PLEDGE AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Pledge Agreement to which this signature page is attached and agrees to be bound by the Pledge Agreement on the date set forth on the first page of the Pledge Agreement. This counterpart signature page, together with all counterparts of the Pledge Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Pledge Agreement.

AARON WOLFSON
[Print Name of Investor]

Amount Invested: $500,000

____
[Signature]

Note Principal: $499,825

Name: Aaron Wolfson
Title: ______________________

Class A Preferred Shares: 17,500

Address:
One State Street Plaza, 29th Floor
New York, NY 10004
Fax No.: (212) 363-8459
Taxpayer ID# (if applicable): 108-44-0406

<u>OMNIBUS INVESTOR SIGNATURE PAGE TO PLEDGE AGREEMENT</u>

The undersigned, in its capacity as an Investor, hereby executes and delivers the Pledge Agreement to which this signature page is attached and agrees to be bound by the Pledge Agreement on the date set forth on the first page of the Pledge Agreement. This counterpart signature page, together with all counterparts of the Pledge Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Pledge Agreement.

ELIEZER LEVITIN
[Print Name of Investor]

Amount Invested: $350,000

____
[Signature]

Note Principal: $349,877.50

Name: Eliezer Levitin
Title: ______________________

Class A Preferred Shares: 12,250

Address:
One State Street Plaza, 29th Floor
New York, NY 10004
Fax No.: **(212) 363-8459**
Taxpayer ID# (if applicable): **090-60-6430**

OMNIBUS INVESTOR SIGNATURE PAGE TO PLEDGE AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Pledge Agreement to which this signature page is attached and agrees to be bound by the Pledge Agreement on the date set forth on the first page of the Pledge Agreement. This counterpart signature page, together with all counterparts of the Pledge Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Pledge Agreement.

GLOBIS CAPITAL PARTNERS, L.P.
[Print Name of Investor]

Amount Invested: $1,500,000

____
[Signature]

Note Principal: $1,499,475

Name: Paul Packer
Title: Managing Member

Class A Preferred Shares: 52,500

Address:
60 Broad Street
New York, NY 10004
Fax No.: (212) 847-4433
Taxpayer ID# (if applicable):

<u>OMNIBUS INVESTOR SIGNATURE PAGE TO
PLEDGE AGREEMENT</u>

The undersigned, in its capacity as an Investor, hereby executes and delivers the Pledge Agreement to which this signature page is attached and agrees to be bound by the Pledge Agreement on the date set forth on the first page of the Pledge Agreement. This counterpart signature page, together with all counterparts of the Pledge Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Pledge Agreement.

GLOBIS OVERSEAS FUND LTD.
[Print Name of Investor]

Amount Invested: $250,000

____
[Signature]

Note Principal: $249,912.50

Name: Paul Packer

Class A Preferred Shares: 8,750

Title: Globis Overseas Fund, Ltd., by Globis Capital Management, LP, by GLobis Capital Advisors, LLC, by Paul Packer, Managing Member

Address:
60 Broad Street
New York, NY 10004
Fax No.: (212) 847-4433
Taxpayer ID# (if applicable):

OMNIBUS INVESTOR SIGNATURE PAGE TO
PLEDGE AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Pledge Agreement to which this signature page is attached and agrees to be bound by the Pledge Agreement on the date set forth on the first page of the Pledge Agreement. This counterpart signature page, together with all counterparts of the Pledge Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Pledge Agreement.

GLOBIS INTERNATIONAL INVESTMENTS LLC
[Print Name of Investor]

Amount Invested: $500,000

____
[Signature]

Note Principal: $499,825

Name: Paul Packer

Class A Preferred Shares: 17,500

Title: Managing Member

Address:
60 Broad Street
New York, NY 10004
Fax No.: **(212) 847-4433**
Taxpayer ID# (if applicable):

OMNIBUS INVESTOR SIGNATURE PAGE TO PLEDGE AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Pledge Agreement to which this signature page is attached and agrees to be bound by the Pledge Agreement on the date set forth on the first page of the Pledge Agreement. This counterpart signature page, together with all counterparts of the Pledge Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Pledge Agreement.

ATLAS MASTER FUND, LTD.
[Print Name of Investor]

Amount Invested: $3,000,000

[Signature]

Note Principal: $2,998,950

Name: Scott Schroeder
Title: Director

Class A Preferred Shares: 105,000

Address:
c/o Balyasny Asset Management LP
135 East 57th Street, 27th Floor
New York, NY 10022
Fax No.: (212) 801-2301
Email: **pbrinberg@bamfunds.com**, K Johansen@bamfunds.com
Taxpayer ID# (if applicable): **98-0415353**

OMNIBUS INVESTOR SIGNATURE PAGE TO PLEDGE AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Pledge Agreement to which this signature page is attached and agrees to be bound by the Pledge Agreement on the date set forth on the first page of the Pledge Agreement. This counterpart signature page, together with all counterparts of the Pledge Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Pledge Agreement.

BDS CAPITAL FUND I, LLC
[Print Name of Investor]

Amount Invested: $1,250,000

[signature]
[Signature]

Note Principal: $1,249,562.50

Name: Brian Rubenstein
Title: Managing Director

Class A Preferred Shares: 43,750

Address:
80 Cuttermill Road
Great Neck, New York 11201
Email: **brian@bdscapital.com**
Taxpayer ID# (if applicable): 38-3720632

OMNIBUS INVESTOR SIGNATURE PAGE TO
PLEDGE AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Pledge Agreement to which this signature page is attached and agrees to be bound by the Pledge Agreement on the date set forth on the first page of the Pledge Agreement. This counterpart signature page, together with all counterparts of the Pledge Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Pledge Agreement.

PLATINUM PARTNERS VALUE ARBITRAGE FUND, L.P.
[Print Name of Investor]

____
[Signature]

Name: David Levy
Title:______________________

Amount Invested: $5,000,000

Note Principal: $4,998,250

Class A Preferred Shares: 175,000

Address:
c/o CIBC Bank and Trust Company (Cayman) Limited
11 Dr. Roy's Drive, George Town
Grand Cayman, Cayman Islands
Fax No.: **(212) 582-2424**
Email: **mnordlicht@platinumlp.com**
Taxpayer ID# (if applicable): **14-1861954**

OMNIBUS INVESTOR SIGNATURE PAGE TO PLEDGE AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Pledge Agreement to which this signature page is attached and agrees to be bound by the Pledge Agreement on the date set forth on the first page of the Pledge Agreement. This counterpart signature page, together with all counterparts of the Pledge Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Pledge Agreement.

NICOLE KUBIN
[Print Name of Investor]

Amount Invested: $250,000

____
[Signature]

Note Principal: $219,912.50

Name: NICOLE KUBIN
Title: ____________________

Class A Preferred Shares: 8,750

Address:
1155 Park Avenue,
New York, NY 10128
Fax No.: **(212) 931-5206**
Taxpayer ID# (if applicable): **078-38-4185**

OMNIBUS INVESTOR SIGNATURE PAGE TO PLEDGE AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Pledge Agreement to which this signature page is attached and agrees to be bound by the Pledge Agreement on the date set forth on the first page of the Pledge Agreement. This counterpart signature page, together with all counterparts of the Pledge Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Pledge Agreement.

ALPHA CAPITAL ANSTALT
[Print Name of Investor]

Amount Invested: $1,000,000

X [signature]
(Signature)

Note Principal: $999,650

Name: Konrad Ackerman
Title: Director

Class A Preferred Shares: 35,000

Address:
Pradafant 7
9490 Furstentums
Vaduz, Lichtenstein
Fax No.: 011-42-32323196
Taxpayer ID# (if applicable):

OMNIBUS INVESTOR SIGNATURE PAGE TO PLEDGE AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Pledge Agreement to which this signature page is attached and agrees to be bound by the Pledge Agreement on the date set forth on the first page of the Pledge Agreement. This counterpart signature page, together with all counterparts of the Pledge Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Pledge Agreement.

AME CAPITAL GROUP
[Print Name of Investor]

Amount Invested: $250,000

____
[Signature]

Note Principal: $249,912.50

Class A Preferred Shares: 8,750

Name:Avi Schron
Title:__Managing Member__________

Address:
45 Broadway, 24th Floor
New York, New York 10004
Fax No.: **(646) 723-3777**
Taxpayer ID# (if applicable): **200-151-545**

OMNIBUS INVESTOR SIGNATURE PAGE TO
PLEDGE AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Pledge Agreement to which this signature page is attached and agrees to be bound by the Pledge Agreement on the date set forth on the first page of the Pledge Agreement. This counterpart signature page, together with all counterparts of the Pledge Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Pledge Agreement.

CAMELM COMPANY
[Print Name of Investor]

Amount Invested: $250,000

____
[Signature]

Note Principal: $249,912.50

Class A Preferred Shares: 8,750

Name:Avi Schron
Title:__Managing Member__________

Address:
45 Broadway, 24th Floor
New York, New York 10004
Fax No.: **(646) 723-3777**
Taxpayer ID# (if applicable): **133-928-384**

OMNIBUS INVESTOR SIGNATURE PAGE TO PLEDGE AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Pledge Agreement to which this signature page is attached and agrees to be bound by the Pledge Agreement on the date set forth on the first page of the Pledge Agreement. This counterpart signature page, together with all counterparts of the Pledge Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Pledge Agreement.

JLF PARTNERS I, LP
[Print Name of Investor]

Amount Invested: $1,150,000

____
[Signature]

Note Principal: $1,149,598

Name: Hien Tan
Title: CFO

Class A Preferred Shares: 40,250

Address:
c/o JLF Asset Management, LLC
2775 Via De La Valle, Suite 204
Del Mar, CA 92014
Fax No.: **(858) 259-3449**
Taxpayer ID# (if applicable): 13-4043496

<u>OMNIBUS INVESTOR SIGNATURE PAGE TO PLEDGE AGREEMENT</u>

The undersigned, in its capacity as an Investor, hereby executes and delivers the Pledge Agreement to which this signature page is attached and agrees to be bound by the Pledge Agreement on the date set forth on the first page of the Pledge Agreement. This counterpart signature page, together with all counterparts of the Pledge Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Pledge Agreement.

<u>JLF PARTNERS II, LP</u>
[Print Name of Investor]

Amount Invested: $250,000

____
[Signature]

Note Principal: $249,913

Name: Thien Tan
Title: CFO

Class A Preferred Shares: 8,750

Address:
c/o JLF Asset Management, LLC
2775 Via De La Valle, Suite 204
Del Mar, CA 92014
Fax No.: **(858) 259-3449**
Taxpayer ID# (if applicable): 13-4043497

OMNIBUS INVESTOR SIGNATURE PAGE TO
PLEDGE AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Pledge Agreement to which this signature page is attached and agrees to be bound by the Pledge Agreement on the date set forth on the first page of the Pledge Agreement. This counterpart signature page, together with all counterparts of the Pledge Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Pledge Agreement.

JLF OFFSHORE FUND, LTD.
[Print Name of Investor]

Amount Invested: $

[Signature]

Note Principal: $1,599,440

Class A Preferred Shares: 56,000

Name: Chen Tan
Title: CFO

Address:
c/o JLF Asset Management, LLC
2775 Via De La Valle, Suite 204
Del Mar, CA 92014
Fax No.: **(858) 259-3449**
Taxpayer ID# (if applicable):

OMNIBUS INVESTOR SIGNATURE PAGE TO
PLEDGE AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Pledge Agreement to which this signature page is attached and agrees to be bound by the Pledge Agreement on the date set forth on the first page of the Pledge Agreement. This counterpart signature page, together with all counterparts of the Pledge Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Pledge Agreement.

MLR CAPITAL OFFSHORE MASTER FUND, LTD.
[Print Name of Investor]

Ryan Rapp
[Signature]

Amount Invested: $1,000,000

Note Principal: $999,650

Class A Preferred Shares: 35,000

Name: Ryan Rapp
Title: Partner & Portfolio Manager

Address:
c/o MLR Capital Management, LLC
909 Third Avenue, Suite 2918
New York, NY 10022
Fax No.: **(212) 350-4044**
Email: **rrapp@mlrcapital.com**
Taxpayer ID# (if applicable): **98-0490945**

OMNIBUS INVESTOR SIGNATURE PAGE TO PLEDGE AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Pledge Agreement to which this signature page is attached and agrees to be bound by the Pledge Agreement on the date set forth on the first page of the Pledge Agreement. This counterpart signature page, together with all counterparts of the Pledge Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Pledge Agreement.

KATA, LTD.
[Print Name of Investor]

Ryan Rapp
[Signature]

Name: Ryan Rapp
Title: Partner + Portfolio Manage

Amount Invested: $1,000,000

Note Principal: $999,650

Class A Preferred Shares: 35,000

Address:
c/o MLR Capital Management, LLC
909 Third Avenue, Suite 2918
New York, NY 10022
Fax No.: **(212) 350-4044**
Email: **rrapp@mlrcapital.com**
Taxpayer ID# (if applicable): **20-8132048**

OMNIBUS INVESTOR SIGNATURE PAGE TO PLEDGE AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Pledge Agreement to which this signature page is attached and agrees to be bound by the Pledge Agreement on the date set forth on the first page of the Pledge Agreement. This counterpart signature page, together with all counterparts of the Pledge Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Pledge Agreement.

CHARDAN SPAC ASSET MANAGEMENT LLC
By SSJK Management, LLC

____
[Signature]

Amount Invested: $1,500,000

Note Principal: $1,499,475

Class A Preferred Shares: 52,500

Name: Steven Oliveira
Title: Managing Member

Address:
18 Fieldstone Ct.
New York, NY 10956
Fax No.: **(845) 709-6065**
Taxpayer ID# (if applicable): **26-2026583**

OMNIBUS INVESTOR SIGNATURE PAGE TO
PLEDGE AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Pledge Agreement to which this signature page is attached and agrees to be bound by the Pledge Agreement on the date set forth on the first page of the Pledge Agreement. This counterpart signature page, together with all counterparts of the Pledge Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Pledge Agreement.

XEL INC.
[Print Name of Investor]

Amount Invested: $250,000

[Signature]

Note Principal: $249,912.50

Class A Preferred Shares: 8,750

Name: Alexander Pomper
Title: Pres

Address:
19 Janes Lane
Lloyd Harbor, New York
Fax No.: (631) 425-2722
Email: darllexx@aol.com
Taxpayer ID# (if applicable):

OMNIBUS INVESTOR SIGNATURE PAGE TO
PLEDGE AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Pledge Agreement to which this signature page is attached and agrees to be bound by the Pledge Agreement on the date set forth on the first page of the Pledge Agreement. This counterpart signature page, together with all counterparts of the Pledge Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Pledge Agreement.

BRIO CAPITAL L.P.
[Print Name of Investor]

Amount Invested: $250,000

____
[Signature]

Note Principal: $249,912.50

Name: SHAYE HIRSCH______________
Title: MANAGER OF THE GENERAL PARTNER______________

Class A Preferred Shares: 8,750

Address:
401 East 34th Street, Suite 33C
New York, New York 10016
Fax No.: **(646) 390-2158**
Email: **shaye@briocapital.com**
Taxpayer ID# (if applicable): **74-3155216**

OMNIBUS INVESTOR SIGNATURE PAGE TO
PLEDGE AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Pledge Agreement to which this signature page is attached and agrees to be bound by the Pledge Agreement on the date set forth on the first page of the Pledge Agreement. This counterpart signature page, together with all counterparts of the Pledge Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Pledge Agreement.

BEECHWOOD CAPITAL GROUP L.L.C.
[Print Name of Investor]

____
[Signature]

Name:______________________________
Title:______________________________

Amount Invested: $750,000

Note Principal: $749,737.50

Class A Preferred Shares: 26,250

Address:
1 Beechwood Drive
Lawrence, New York 11559
Fax No.: **(516) 371-1517**
Email: **mmfeuer@gmail.com**
Taxpayer ID# (if applicable): **26-2690918**

OMNIBUS INVESTOR SIGNATURE PAGE TO PLEDGE AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Pledge Agreement to which this signature page is attached and agrees to be bound by the Pledge Agreement on the date set forth on the first page of the Pledge Agreement. This counterpart signature page, together with all counterparts of the Pledge Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Pledge Agreement.

DIAMOND STREET EQUITIES LLC
[Print Name of Investor]

[Signature]

Name: MEL LIPSHITZ
Title: MEMBER

Mailing Address:
DIAMOND STREET EQUITIES LLC
10 EAST 40TH STREET 22ND FLR
NY NY 10016
(City, State and Zip)

____
[Name of Co-Investor, if applicable]

____
[Signature]

Name:______________________
Title:______________________

Telephone No.: 212 779-1414
Facsimile No: 212 779-3218
Email Address: LIFSHITZ@BERNLIEB.COM
Taxpayer ID Number: 26-1655353

OMNIBUS INVESTOR SIGNATURE PAGE TO PLEDGE AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Pledge Agreement to which this signature page is attached and agrees to be bound by the Pledge Agreement on the date set forth on the first page of the Pledge Agreement. This counterpart signature page, together with all counterparts of the Pledge Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Pledge Agreement.

EZRA BIRNBAUM
[Print Name of Investor]

[Signature]

Name: EZRA BIRNBAUM
Title:

Mailing Address:
EZRA BIRNBAUM
25 ROSALIND PLACE
LAWRENCE NY 11559
(City, State and Zip)

[Name of Co-Investor, if applicable]

[Signature]

Name:
Title:

Telephone No.: 212 842-9711
Facsimile No: 212 217-0855
Email Address: EZRA@EZRABIRNBAUM.com
Taxpayer ID Number: 098-62-5140

OMNIBUS INVESTOR SIGNATURE PAGE TO PLEDGE AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Pledge Agreement to which this signature page is attached and agrees to be bound by the Pledge Agreement on the date set forth on the first page of the Pledge Agreement. This counterpart signature page, together with all counterparts of the Pledge Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Pledge Agreement.

CHINA PRIVATE EQUITY PARTNERS CO. LTD.
[Print Name of Investor]

Edward James Hahn
[Signature]

Name: Edward James Hahn
Title: Director

Amount Invested: $250,000

Note Principal: $249,912.50

Class A Preferred Shares: 8,750

Address:
P.O. Box 735
Alpine, New Jersey 07620
Fax No.: **(201) 750-9375**
Taxpayer ID# (if applicable):

OMNIBUS INVESTOR SIGNATURE PAGE TO
PLEDGE AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Pledge Agreement to which this signature page is attached and agrees to be bound by the Pledge Agreement on the date set forth on the first page of the Pledge Agreement. This counterpart signature page, together with all counterparts of the Pledge Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Pledge Agreement.

Bantry Bay Ventures, LLC
[Print Name of Investor]

Amount Invested: $250,000

[Signature]

Note Principal: $249,912.50

Name: Eric M. Zachs
Title: Managing Member

Class A Preferred Shares: 8,750

Address:
40 Woodland Street
Hartford, CT 06105
Fax No.: (860) 727-5780
Email: ezachs@bbvllc.com
Taxpayer ID# (if applicable): 06-1541171

OMNIBUS INVESTOR SIGNATURE PAGE TO PLEDGE AGREEMENT

The undersigned, in its capacity as an Investor, hereby executes and delivers the Pledge Agreement to which this signature page is attached and agrees to be bound by the Pledge Agreement on the date set forth on the first page of the Pledge Agreement. This counterpart signature page, together with all counterparts of the Pledge Agreement and signature pages of the other parties named therein, shall constitute one and the same instrument in accordance with the terms of the Pledge Agreement.

MOSHE ROSENFELD
[Print Name of Investor]

Moshe Rosenfeld
[Signature]

Name: Moshe Rosenfeld
Title: C.E.O of Olam HaMikRonim

Amount Invested: $100,000

Note Principal: $ 99,965

Class A Preferred Shares: 3,500

Address:
Mishkelov 22 Street
Har Nof, Israel
Fax No.: **02-5380405**
Email: **lorial@012.net.il**
Taxpayer ID# (if applicable): **000-20-5690**

SCHEDULE I
TO
PLEDGE AGREEMENT

SCHEDULE OF INVESTORS

INVESTORS	**PURCHASE PRICE**	**NOTE PRINCIPAL**	**CLASS A PREFERRED SHARES**
South Ferry #2 LP One State Street Plaza, 29th Floor New York, NY 10004 Fax No.: (212) 363-8459	$5,050,000.00	$5,048,232.50	176,750
Aaron Wolfson One State Street Plaza, 29th Floor New York, NY 10004 Fax No.: (212) 363-8459	$500,000.00	$499,825.00	17,500
Eliezer Levitin One State Street Plaza, 29th Floor New York, NY 10004 Fax No.: (212) 363-8459	$350,000.00	$349,877.50	12,250
Globis Capital Partners, L.P. 60 Broad Street New York, NY 10004 Fax No.: (212) 847-4433	$1,500,000.00	$1,499,475.00	52,500
Globis Overseas Fund Ltd. 60 Broad Street New York, NY 10004 Fax No.: (212) 847-4433	$250,000.00	$249,912.50	8,750
Globis International Investments LLC 60 Broad Street New York, NY 10004 Fax No.: (212) 847-4433	$500,000.00	$499,825.00	17,500
Atlas Master Fund, Ltd. c/o Balyasny Asset Management LP 135 East 57th Street, 27th Floor New York, NY 10022 Fax No.: (212) 801-2301	$3,000,000.00	$2,998,950.00	105,000
BDS Capital Fund I, LLC 80 Cuttermill Road, Suite 201 Great Neck, New York 11201 Fax No.: (516) 482-5404	$1,250,000.00	$1,249,562.50	43,750
Platinum Partners Value Arbitrage, LP c/o CIBC Bank and Trust Company (Cayman) Limited 11 Dr. Roy's Drive, George Town Grand Cayman, Cayman Islands Fax No.: (212) 582-2424	$5,000,000.00	$4,998,250.00	175,000

INVESTORS	PURCHASE PRICE	NOTE PRINCIPAL	CLASS A PREFERRED SHARES
Nicole Kubin c/o Sapphire Venture Partners 680 Fifth Avenue, 9th Floor New York, NY 10019 Fax No.: (212) 931-5206	$250,000.00	$249,912.50	8,750
Alpha Capital Anstalt Pradafant 7 9490 Furstentums Vaduz, Lichtenstein Fax No.: 011-42-32323196	$1,000,000.00	$999,650.00	35,000
AME Capital Group 45 Broadway, 24th Floor New York, New York 10004 Fax No.: (646) 723-3777	$250,000.00	$249,912.50	8,750
Camelm Company 45 Broadway, 24th Floor New York, New York 10004 Fax No.: (646) 723-3777	$250,000.00	$249,912.50	8,750
JLF Partners I, LP JLF Asset Management 2775 Via De La Valle, Suite 204 Del Mar, CA 92014 Fax No.: (858) 259-3449	$1,150,000.00	$1,149,598.00	40,250
JLF Partners II, LP JLF Asset Management 2775 Via De La Valle, Suite 204 Del Mar, CA 92014 Fax No.: (858) 259-3449	$250,000.00	$249,912.50	8,750
JLF Offshore Fund, Ltd. JLF Asset Management 2775 Via De La Valle, Suite 204 Del Mar, CA 92014 Fax No.: (858) 259-3449	$1,600,000.00	$1,599,440.00	56,000
MLR Capital Offshore Master Fund Ltd. c/o MLR Capital Management, LLC 909 Third Avenue, Suite 2918 New York, NY 10022 Fax No.: (212) 350-4044	$1,000,000.00	$999,650.00	35,000
KATA, Ltd. c/o MLR Capital Management, LLC 909 Third Avenue, Suite 2918 New York, NY 10022 Fax No.: (212) 350-4044	$1,000,000.00	$999,650.00	35,000

INVESTORS	PURCHASE PRICE	NOTE PRINCIPAL	CLASS A PREFERRED SHARES
Chardan SPAC Asset Management LLC 18 Fieldstone Ct. New York, NY 10956 Fax No.: (845) 709-6065	$1,500,000.00	$1,499,475.00	52,500
XEL Inc. 19 Janes Lane Lloyd Harbor, New York Fax No.: (631) 425-2722	$250,000.00	$249,912.50	8,750
Brio Capital L.P. 401 East 34th Street, Suite 33C New York, New York 10016 Fax No.: (646) 390-2158	$250,000.00	$249,912.50	8,750
Beechwood Capital Group L.L.C. 1 Beechwood Drive Lawrence, New York 11559 Fax No.: (516) 371-1517	$750,000.00	$749,737.50	26,250
Diamond Street Equities LLC 10 East 40th Street, 22nd Floor New York, NY 10016 Fax: (212) 779-3218	$250,000.00	$249,912.50	8,750
Ezra Birnbaum 25 Rosalind Place Lawrence, NY 11559 Fax: (212) 217-0855	$250,000.00	$249,912.50	8,750
China Private Equity Partners Co. Ltd. P.O. Box 735 Alpine, New Jersey 07620 Fax No.: (201) 750-9375	$250,000.00.	$249,912.50	8,750
Bantry Bay Ventures, LLC 40 Woodland Street Hartford, CT 06105 Fax: (860) 727-5780	$250,000.00.	$249,912.50	8,750
Moshe Rosenfeld Mishkelov 22 Street Har Nof, Israel Fax: 02-5380405	$100,000.00	$99,965.00	3,500
TOTALS	**$28,000,000.00**	**$27,990,200.00**	**980,000**

SCHEDULE II
TO
PLEDGE AGREEMENT

PLEDGED STOCK

Pledgor	Class of Stock of Company	Number of Shares	Percentage Outstanding Stock
MediaInv, Ltd.	Common	713,925	37.58%
Kerry Propper	Common	237,975	12.53%

SCHEDULE III
TO
PLEDGE AGREEMENT

PLEDGE AMENDMENT

This Pledge Amendment, dated as of _______________, ___, is delivered pursuant to **Section 7(d)** of the Pledge Agreement referred to below. All defined terms herein shall have the meanings assigned thereto or incorporated by reference in the Pledge Agreement. The undersigned hereby certifies that the representations and warranties in **Section 6** of the Pledge Agreement are and continue to be true and correct, both as to the Stock pledged prior to this Pledge Amendment and as to the Stock pledged pursuant to this Pledge Amendment. The undersigned further agrees that this Pledge Amendment may be attached to that certain Pledge Agreement dated as of__________ __, ____ (the "Pledge Agreement"), made by the undersigned in favor of Investors (as defined in the Pledge Agreement), and that the Pledged Stock listed in this Pledge Amendment shall be and become a part of the Pledged Collateral referred to in the Pledge Agreement and shall secure all Secured Obligations referred to in the Pledge Agreement. The undersigned acknowledges that any Stock or other interests not included in the Pledged Collateral at the discretion of Investors may not otherwise be pledged by Pledgor to any other Person or otherwise be used as security for any obligations other than the Secured Obligations.

"Pledgor"

By:______________________________

Class of Stock of Company	Stock Certificate Number(s) (If Applicable)	Percentage Outstanding Stock